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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of report: November 22, 2005

               Date of earliest event reported: November 21, 2005

                                -----------------

                      MARTHA STEWART LIVING OMNIMEDIA, INC.
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                     005-15395                 52-2187059
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(State or Other Jurisdiction        (Commission File            (IRS Employer
      of Incorporation)                  Number)             Identification No.)

    11 WEST 42ND STREET NEW YORK, NY                               10036
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(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (212) 827-8000
                                                           --------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

Effective November 21, 2005, Martha Stewart Living Omnimedia, Inc. entered into an employment letter agreement, which is filed as an exhibit to this Form 8-K, with Sheraton S. Kalouria, its President of Television. The agreement provides for a base salary of $475,000 per annum; an annual target bonus of 70% of the base salary, with a guarantee of not less than $150,000 for 2005; a grant of 20,000 shares of restricted stock under the company's Amended and Restated 1999 Stock Incentive Plan, subject to certain vesting restrictions; and reimbursement for relocation expenses, subject to a maximum. In addition, Mr. Sheraton has been designated as a participant in the company's 2005 Executive Severance Pay Plan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT        DESCRIPTION
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 10.1          Employment Letter Agreement between Martha Stewart Living
               Omnimedia, Inc. and Sheraton S. Kalouria.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MARTHA STEWART LIVING OMNIMEDIA, INC.
                                         (Registrant)

Date: November 22, 2005                  By: /s/ John R. Cuti
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                                             John R. Cuti
                                             General Counsel